DISPOSAL OF ASSETS	6 Months Ended
Jun. 30, 2026
Disclosure of analysis of single amount of discontinued operations [abstract]
DISPOSAL OF ASSETS	DISPOSAL OF ASSETS
U.S Hydroelectric Portfolio
On January 9, 2026, the company, together with its institutional partners, completed the sale of a 25% interest in a 403 MW portfolio of operating hydroelectric assets in the United States for proceeds of approximately $230 million ($111 million net to the company). On June 29, 2026, the company, together with its institutional partners, completed the sale of an incremental 25% interest for proceeds of approximately $261 million ($127 million net to the company), in accordance with the same terms and conditions as the initial sale agreement. As at June 30, 2026, the company, together with its institutional partners, own a 25% interest in the portfolio and continues to consolidate the business. Refer to Note 3 - Assets held for sale, for more details.
U.S. Renewable Portfolio
On May 29, 2026, the company, together with its institutional partners, completed the sale of a 67% interest in a 132 MW portfolio of operating wind and solar assets in the United States for proceeds of approximately $61 million ($40 million net to the company), net of transaction costs. Upon completion of the sale of a 67% interest, the company no longer exercises control over this portfolio. As a result of the disposition, the company derecognized $321 million of total assets and $218 million of total liabilities from the consolidated statements of financial position and recognized its remaining interest at fair value as an equity-accounted investment included within assets held for sale of $31 million, refer to Note 3 - Assets held for sale, for more details.